Intangible Assets, Net - Schedule of estimated future amortization of intangible assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Total	$ 198,218	$ 109,732	$ 114,542
MAVEN TOPCO LIMITED [Member]
2021			34,345
2022			19,633
2023			12,206
2024			8,703
2025			8,703
Thereafter			30,952
Total		$ 109,732	$ 114,542	$ 126,440